                                                                Exhibit 99(j)(1)

                            The Munder Funds Trust

                               Power of Attorney
                               -----------------

     The undersigned, Lee P. Munder, whose signature appears below, does hereby constitute and appoint Terry H. Gardner, MaryAnn Shumaker, Jane Kanter and Francine S. Hayes his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee or officer, or both, of The Munder Funds Trust (the "Trust"), the Registration statement of the Trust on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and such attorneys shall have full power of substitution and resubstitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or officer of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned trustee and/or officer of the Trust might or could do in person, such acts of such attorneys being hereby ratified and approved.


                                              /s/ Lee P. Munder
                                              -----------------
                                              Lee P. Munder


Dated: September 30, 1999

                            The Munder Funds Trust

                               Power of Attorney
                               -----------------

     The undersigned, Charles W. Elliot, whose signature appears below, does hereby constitute and appoint Terry H. Gardner, MaryAnn Shumaker, Jane Kanter and Francine S. Hayes his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee or officer, or both, of The Munder Funds Trust (the"Trust "), the Registration Statement of the Trust on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or officer of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned trustee and/or officer of the Trust might or could do in person, such acts of such attorneys being hereby ratified and approved.



                                             /s/ Charles W. Elliott
                                             ----------------------
                                             Charles W. Elliott


Dated: September 30, 1999

                            The Munder Funds Trust

                               Power of Attorney
                               -----------------

     The undersigned, Joseph E. Champagne, whose signature appears below, does hereby constitute and appoint Terry H. Gardner, MaryAnn Shumaker, Jane Kanter and Francine S. Hayes his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee or officer, or both, of The Munder Funds Trust (the "Trust"), the Registration Statement of the Trust on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or officer of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned trustee and/or officer of the Trust might or could do in person, such acts of such attorneys being hereby ratified and approved.



                                               /s/ Joseph E. Champagne
                                               -----------------------
                                               Joseph E. Champagne


Dated: September 30, 1999

                            The Munder Funds Trust

                               Power of Attorney
                               -----------------

     The undersigned, Thomas B. Bender, whose signature appears below, does hereby constitute and appoint Terry H. Gardner, MaryAnn Shumaker, Jane Kanter and Francine S. Hayes his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee or officer, or both, of The Munder Funds Trust (the "Trust"), the Registration Statement of the Trust on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or officer of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned trustee and/or officer of the Trust might or could do in person, such acts of such attorneys being hereby ratified and approved.


                                              /s/ Thomas B. Bender
                                              --------------------
                                              Thomas B. Bender



Dated: September 30, 1999

                            The Munder Funds Trust

                               Power of Attorney
                               -----------------

     The undersigned, Thomas D. Eckert, whose signature appears below, does hereby constitute and appoint Terry H. Gardner, MaryAnn Shumaker, Jane Kanter and Francine S. Hayes his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee or officer, or both, of The Munder Funds Trust (the "Trust"), the Registration Statement of the Trust on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or officer of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned trustee and/or officer of the Trust might or could do in person, such acts of such attorneys being hereby ratified and approved.


                                                  /s/ Thomas D. Eckert
                                                  --------------------
                                                  Thomas D. Eckert


Dated: September 30, 1999

                            The Munder Funds Trust

                               Power of Attorney
                               -----------------

     The undersigned, John Rakolta, Jr., whose signature appears below, does hereby constitute and appoint Terry H. Gardner, MaryAnn Shumaker, Jane Kanter and Francine S. Hayes his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee or officer, or both, of The Munder Funds Trust (the "Trust"), the Registration Statement of the Trust on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or officer of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned trustee and/or officer of the Trust might or could do in person, such acts of such attorneys being hereby ratified and approved.


                                                  /s/ John Rakolta, Jr.
                                                  ---------------------
                                                  John Rakolta, Jr.


Dated: September 30, 1999

                            The Munder Funds Trust

                               Power of Attorney
                               -----------------

     The undersigned, David J. Brophy, whose signature appears below, does hereby constitute and appoint Terry H. Gardner, MaryAnn Shumaker, Jane Kanter and Francine S. Hayes his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee or officer, or both, of The Munder Funds Trust ( the "Trust"), the Registration Statement of the Trust on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or officer of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned trustee and/or officer of the Trust might or could do in person, such acts of such attorneys being hereby ratified and approved.


                                                 /s/ David J. Brophy
                                                 -------------------
                                                 David J. Brophy


Dated: September 30, 1999

                            The Munder Funds Trust

                               Power of Attorney
                               -----------------

     The undersigned, Terry H. Gardner, whose signature appears below, does hereby constitute and appoint MaryAnn Shumaker, Jane Kanter and Francine S. Hayes his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee or officer, or both, of The Munder Funds Trust (the "Trust"), the Registration Statement of the Trust on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or officer of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned trustee and/or officer of the Trust might or could do in person, such acts of such attorneys being hereby ratified and approved.


                                                 /s/ Terry H. Gardner
                                                 --------------------
                                                 Terry H. Gardner


Dated: September 30, 1999